Exhibit 10.29.1

AMENDMENT NO. 1

TO

CAPITAL SUPPORT AGREEMENT

THIS AMENDMENT NO. 1 (the “Amendment”) to the Capital Support Agreement, effective as of the 15th day of February 2008 (the “Amendment Effective Date”), between SEI Liquid Asset Trust Prime Obligation Fund (the “Fund”) and SEI Investments Company (the “Support Provider”).

WHEREAS:

1.	The parties hereto entered into a Capital Support Agreement, dated as of December 3, 2007 (the “Agreement”); and

2.	The parties hereto desire to amend the Agreement on the terms and subject to the conditions provided herein.

NOW THEREFORE, in consideration of the premises, covenants, representations and warranties contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Unless otherwise expressly provided herein, capitalized terms shall have the meanings assigned to them in the Agreement.

2.	Section 1(e) of the Agreement is hereby deleted in its entirety and replaced as set forth below:

“Letter of Credit” means one or more letters of credit issued by the Letter of Credit Provider for the benefit of the Fund in an aggregate amount equal to three million dollars ($3,000,000), and which shall terminate no sooner than the date set forth in Section 3(c)(iv) of this Agreement.

3.	Section l(g) of the Agreement is hereby deleted in its entirety and replaced as set forth below:

“Maximum Contribution Amount” means three million dollars ($3,000,000).

[Signature Page Follows]

IN WITNESS WHEREOF, the parties caused this Amendment No. 1 to the Capital Support Agreement to be executed this 15th day of February, 2008.

SEI INVESTMENTS COMPANY

By:	/s/ Dennis J. McGonigle
Name:	Dennis J. McGonigle
Title:	Chief Financial Officer

ADDRESS FOR NOTICES:

One Freedom Valley Drive Oaks, PA 19456

SEI LIQUID ASSET TRUST PRIME OBLIGATION FUND

By:	/s/ Timothy D. Barto
Name:	Timothy D. Barto
Title:	Vice President

ADDRESS FOR NOTICES:

One Freedom Valley Drive Oaks, PA 19456

2